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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 3, 2002
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                     0-29100               22-3264604
----------------------------           ------------         -------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
    of incorporation)                  File Number)         Identification No.)


   30 South 17th Street, Philadelphia, PA                          19103
   ----------------------------------------                      ----------
   (Address of principal executive offices)                      (Zip Code)




                                  215-972-0420
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              (Registrant's telephone number, including area code)





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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On July 3, 2002, eResearchTechnology, Inc. (the "Company"), dismissed Arthur Andersen LLP ("Andersen"), as its independent accountant, and appointed KPMG LLP ("KPMG") as its new independent accountant. The decision to change the Company's independent accountant was recommended by the Audit Committee and approved by the Board of Directors of the Company.

         Andersen's reports on the Company's financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and the period from the end of the last fiscal year through July 3, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided Andersen with a copy of the foregoing disclosures and requested a letter from Andersen addressed to the Securities and Exchange Commission stating whether it agrees with such statements. Andersen has orally advised the Company that due to recent events impacting Andersen's infrastructure it is unable to issue such a letter.

         During the Company's two most recent fiscal years and the period from the end of the last fiscal year through July 3, 2002, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      eResearchTechnology, Inc.
                                      (Registrant)


Date: July 8, 2002                    By:  /s/   Bruce Johnson
                                           ------------------------------------
                                           Bruce Johnson
                                           Sr. Vice President and Chief
                                           Financial Officer